UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Meta Financial Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 22, 2018

META FINANCIAL GROUP, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: November 24, 2017
Date: January 22, 2018 Time: 1:00 PM CST
	Location:	MetaBank Corporate Services 5501 South Broadband Lane Sioux Falls, South Dakota, 57108

META FINANCIAL GROUP, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report to Stockholders, including Form 10-K
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Voting items

The Board of Directors recommends you vote

FOR the following:

1.     Election of Directors

Nominees

01    Frederick V. Moore         02    Becky S. Shulman

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.     To approve by a non-binding advisory vote, the compensation of our “named executive officers” (a Say-on-Pay vote).

3.     To approve an amendment to Article Fourth of the Company’s Certificate of Incorporation which would increase the total number of authorized shares of common stock, par value $0.01 per share, of the Company, to 30 million shares from 15 million shares.

4.     To approve the amendment to the Amended and Restated Meta Financial Group, Inc. 2002 Omnibus Incentive Plan (the “2002 Plan”) to increase the aggregate number of shares that may be issued pursuant to the 2002 Plan from 1,150,000 shares to 1,600,000 shares.

5.     To ratify the appointment by the Board of Directors of independent registered public accounting firm KPMG LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2018.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.